PGIM ETF TRUST

PGIM Jennison Focused Value ETF

(the “Fund”)

Supplement dated June 15, 2026

to the Fund’s Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

You should read this Supplement in conjunction with the Fund's Summary Prospectus, Prospectus and Statement of

Additional Information (SAI), as applicable, and retain it for future reference.

On June 10, 2026, the Board of Trustees (the “Board”) of PGIM ETF Trust approved a reduction in the existing contractual management fee payable by the Fund to PGIM Investments LLC (the “Manager” or “PGIM Investments”), the Fund’s investment adviser.

Accordingly, effective July 1, 2026, the Fund’s Summary Prospectus, Prospectus and SAI are hereby revised as follows:

1.In the section of the Summary Prospectus and Prospectus entitled “Fund Fees and Expenses,” the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee*	0.33%
Distribution and service (12b-1) fees	None
Other expenses	None
Total annual Fund operating expenses*	0.33%

*The management fee has been restated to reflect current fees.

2.In the section of the Summary Prospectus and Prospectus entitled “Fund Fees and Expenses,” the expense example table is deleted in its entirety and replaced with the following table:

Number of Years You
Own Shares	1 Year	3 Years	5 Years	10 Years
	$34	$106	$185	$418

3.In the section of the Prospectus entitled “How the Fund is Managed – Manager,” the last sentence of the first paragraph is deleted in its entirety and replaced with the following:

Effective as of July 1, 2026, the Fund pays PGIM Investments management fees at the rate of 0.33% of the Fund’s average daily net assets. Prior to July 1, 2026, the Fund paid PGIM Investments management fees at the rate of 0.75% of the Fund’s average daily net assets.

4.In the section of the SAI entitled “Management & Advisory Arrangements – Contractual Management Fee Rate: PGIM Jennison Focused Value ETF,” the first paragraph is deleted in its entirety and replaced with the following:

Effective as of July 1, 2026, 0.33% of the average daily net assets. Prior to July 1, 2026, 0.75% of the average daily net assets.

5.The section of the SAI entitled “Management & Advisory Arrangements – Subadvisory Arrangements” the last paragraph is deleted in its entirety and replaced with the following with respect to the Fund:

Subadvisory fees are paid by the Manager out of the management fee that it receives from the Fund.

Because the subadviser is an affiliate, the Manager may from time to time share certain of its profits with, or allocate other resources to, the subadviser. Any such payments by the Manager to the subadviser will be from the Manager’s own resources.

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6.The section of the SAI entitled “Management & Advisory Arrangements – Subadvisory Arrangements – “Subadvisory Fee Rate: PGIM Jennison Focused Value ETF” is deleted.

On June 10, 2026, the Board adopted additional fundamental investment policies with respect to the Fund.

Accordingly, effective immediately, the Fund’s Prospectus and SAI is hereby revised as follows:

1.In the section of the Prospectus entitled “More About the Fund’s Principal and Non-Principal Investment Strategies, Investments and Risks – Investment Strategies and Investments,” the eighth paragraph is deleted in its entirety and replaced with the following:

The Fund’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Fund can change investment policies that are not fundamental.

2.In the section of the SAI entitled “Fund Classification, Investment Objectives & Policies,” the following sentence is added immediately preceding the last paragraph:

PGIM Jennison Focused Value ETF’s investment objective is a fundamental policy.

3.The section of the Fund’s SAI entitled “Investment Restrictions – Fundamental Investment Policies” is amended with respect to the Fund to add the following two additional fundamental policies:

(8)The PGIM Jennison Focused Value ETF may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no- action letter or similar relief or interpretations.

(9)The PGIM Jennison Focused Value ETF may pledge its assets to the extent not prohibited by the 1940 Act.

4.The second paragraph immediately following the numerated investment policies under the section of the Fund’s SAI entitled “Investment Restrictions – Fundamental Investment Policies” is amended to add the following:

Within this framework, the PGIM Jennison Focused Value ETF will not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

5.The fifth paragraph immediately following the numerated investment policies under the section of the Fund’s SAI entitled “Investment Restrictions – Fundamental Investment Policies” is amended to add the following:

For purposes of the policy in (5) above, with respect to PGIM Jennison Focused Value ETF, other purchases or sales of real estate will be limited to the Fund’s exercise of rights relating to such securities described in the previous sentence, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner and only so long as holding such real estate is consistent with the 1940 Act.

6.The sixth paragraph immediately following the numerated investment policies under the section of the Fund’s SAI entitled “Investment Restrictions – Fundamental Investment Policies” is amended to add the following:

In addition, consistent with this policy, the PGIM Jennison Focused Value ETF may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner and only so long as it is consistent with the 1940 Act. While permitted by the 1940 Act and except as otherwise provided in the previous sentence, the PGIM Jennison Focused Value ETF' will not buy or sell physical commodities or contracts involving physical commodities.

7.The following sentence is added to the end of the section of the Fund’s SAI entitled “Investment Restrictions – Fundamental Investment Policies”:

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PGIM Jennison Focused Value ETF’s investment objective is a fundamental policy that cannot be changed without shareholder approval.

8.In the section of the SAI entitled “Investment Restrictions – Non-Fundamental Investment Policies,” the last sentence is deleted in its entirety and replaced with the following:

Except for PGIM Jennison Focused Value ETF, each Fund’s investment objectives are not fundamental policies and may be changed without prior approval of shareholders.

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